SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ROYCE FOCUS TRUST, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date filed:

                             ROYCE FOCUS TRUST, INC.

                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019


                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                        TO BE HELD ON SEPTEMBER 29, 2005

To the Stockholders of:

ROYCE FOCUS TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE FOCUS TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Thursday, September 29, 2005, at 1:30 p.m. (Eastern time), for the following purposes:

     1. To elect four Directors to the Fund's Board:

        (i) two Directors to be elected by the holders of the Fund's Common Stock and its 6.00% Cumulative Preferred Stock (the "Preferred Stock"), voting together as a single class, and

        (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 19, 2005 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary



     August 29, 2005

                                 PROXY STATEMENT

                             ROYCE FOCUS TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 29, 2005

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Focus Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Thursday, September 29, 2005, at 1:30 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 29, 2005.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, LLC, the Fund's investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

     The Board of Directors of the Fund has set the close of business on August 19, 2005 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 6.00% Cumulative Preferred Stock

(the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 13,679,897 shares of Common Stock and 1,000,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

                              CLASS/SERIES         AMOUNT AND      PERCENT OF
NAME AND ADDRESS OF OWNER       OF STOCK      NATURE OF OWNERSHIP  CLASS/SERIES
-------------------------       --------      -------------------  ------------
Charles M. Royce                 Common        1,645,745               12.0%
c/o Royce & Associates, LLC                    shares--Beneficial*
1414 Avenue of the Americas                    (sole voting and
New York, NY 10019                             investment power)

W. Whitney George                Common        1,188,584                8.7%
c/o Royce & Associates, LLC                    shares--Beneficial
1414 Avenue of the Americas                    (sole voting and
New York, NY 10019                             investment power)

Cede & Co.**                     Common        12,960,097              94.7%
Depository Trust Company                       shares--Record**
P.O. Box #20                6.00% Preferred    1,000,000 shares--       100%
Bowling Green Station                          Record**
New York, NY 10028
  ----------------
* Includes 323,424 shares held by Royce Family Fund, Inc., a charitable foundation established by Mr. Royce and members of his family.
** Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

  -----------------------------------------------------------------------------

    PROPOSAL                COMMON STOCKHOLDERS       PREFERRED STOCKHOLDERS

  -----------------------------------------------------------------------------
    ELECTION OF             Common and Preferred       Preferred
    DIRECTORS               Stockholders, voting       Stockholders, voting
                            together as a single       as a separate class,
                            class, elect two           elect two additional
                            Directors                  Directors

  -----------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, four members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect seven directors. These seven directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Donald R. Dwight and William
L. Koke have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified. It should be noted that Donald R. Dwight is scheduled to retire from the Board in accordance with the Board's retirement policy on December 31, 2005. The classes of Directors are indicated below:

CLASS III DIRECTOR NOMINEES TO SERVE UNTIL 2008 ANNUAL MEETING OF STOCKHOLDERS
------------------------------------------------------------------------------
Donald R. Dwight
William L. Koke

CLASS II DIRECTORS SERVING UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------
Mark R. Fetting
Richard M. Galkin
Arthur S. Mehlman

CLASS I DIRECTORS SERVING UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS
-------------------------------------------------------------------
Charles M. Royce
G. Peter O'Brien

     The holders of Preferred Stock, voting as a separate class, are entitled to elect two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: Stephen L. Isaacs and David L. Meister.

     Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

     Certain biographical and other information concerning the existing Directors and the nominees who are "interested persons," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.


                                                                              NUMBER
                                                                             OF ROYCE     OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH      CURRENT             FUNDS'      PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME      TERM    ELECTED  PORTFOLIOS    COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED      EXPIRES    BY      OVERSEEN  DIRECTORSHIPS
----------------------        ---  --------   -------     -------    --      --------  -------------

Charles M. Royce***            65  Class I     1986        2006    Common       23     Director of
  President, Chief Investment      Director                         and                Technology
  Officer and Member of Board        and                          Preferred            Investment
  of Managers of Royce &          President+                                            Capital
  Associates, LLC and its                                                                Corp.
  predecessor, Royce &
  Associates, Inc.
  (collectively, "R&A"),
  the Fund's investment
  adviser; Director and
  President of the Fund,
  Royce Micro-Cap Trust, Inc.
  ("RMT") and Royce Value
  Trust, Inc. ("RVT"),
  closed-end diversified
  management investment
  companies of which R&A
  is the investment
  adviser; Trustee, and
  President of The Royce
  Fund ("TRF") and Royce
  Capital Fund ("RCF"),
  open-end diversified
  management investment
  companies of which R&A
  is the investment adviser
  (the Fund, RMT, RVT, TRF and
  RCF collectively, "The Royce
  Funds"); Secretary and sole
  director of Royce Fund
  Services, Inc. ("RFS"), a
  wholly-owned subsidiary of
  R&A; and managing general
  partner of Royce Management
  Company ("RMC"), the general
  partner of various private
  investment limited partnerships
  (until October 2001).

                                                                              NUMBER
                                                                             OF ROYCE     OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH      CURRENT             FUNDS'      PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME      TERM    ELECTED  PORTFOLIOS    COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED      EXPIRES    BY      OVERSEEN  DIRECTORSHIPS
----------------------        ---  --------   -------     -------    --      --------  -------------

Mark R. Fetting***             50  Class II    2001        2007    Common       23       Director/
  Senior Executive Vice            Director                         and                 Trustee of
  President of Legg Mason,                                        Preferred             registered
  Inc. ("Legg Mason");                                                                  investment
  Member of Board of                                                                     companies
  Managers  of R&A; and                                                                constituting
  Division President and                                                                  the 23
  Senior Officer, Prudential                                                            Legg Mason
  Financial Group, Inc. and                                                               Funds
  related companies,
  including Fund Boards and
  consulting services to
  subsidiary companies (from
  1991 to 2000).
  Mr. Fetting's prior
  business experience
  includes having served as
  Partner, Greenwich
  Associates, and Vice
  President, T. Rowe Price
  Group, Inc.
----------------

   * Mr. Royce's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.
  ** Each of the existing Directors or nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.
 *** "Interested person," as defined in the Investment Company Act, of the Fund.
   + Elected by and serves at the pleasure of the Board of Directors.

INTERESTED PERSONS

     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

     Certain biographical and other information concerning the existing Directors and nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.


                                                                              NUMBER
                                                                             OF ROYCE     OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH      CURRENT             FUNDS'      PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME      TERM    ELECTED  PORTFOLIOS    COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED      EXPIRES    BY      OVERSEEN  DIRECTORSHIPS
----------------------        ---  --------   -------     -------    --      --------  -------------
Donald R. Dwight               74  Class III   1998        2005    Common       23         None
  President of Dwight              Director                         and
  Partners, Inc., corporate                                      Preferred
  communications
  consultants; Chairman
  (from 1982 until March
  1998) and Chairman
  Emeritus (since March
  1998) of Newspapers of New
  England, Inc. Mr. Dwight's
  prior experience includes
  having served as
  Lieutenant Governor of the
  Commonwealth of
  Massachusetts, President
  and Publisher of
  Minneapolis Star and
  Tribune Company, and as
  Trustee of the registered
  investment companies
  constituting the 94 Eaton
  Vance Funds.

Richard M. Galkin              67  Class II    1986        2007    Common       23         None
  Private investor.                Director                         and
  Mr. Galkin's prior                                             Preferred
  business experience
  includes having served as
  President of Richard M.
  Galkin Associates, Inc.,
  telecommunications
  consultants, President of
  Manhattan Cable Television
  (a subsidiary of Time
  Inc.), President of
  Haverhills Inc. (another
  Time Inc. subsidiary),
  President of Rhode Island
  Cable Television and
  Senior Vice President of
  Satellite Television Corp.
  (a subsidiary of Comsat).

                                                                              NUMBER
                                                                             OF ROYCE     OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH      CURRENT             FUNDS'      PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME      TERM    ELECTED  PORTFOLIOS    COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED      EXPIRES    BY      OVERSEEN  DIRECTORSHIPS
----------------------        ---  --------   -------     -------    --      --------  -------------
Stephen L. Isaacs              65  Director    1986        2005   Preferred     23         None
  President of The Center                                           only
  for Health and Social
  Policy (since September
  1996); Attorney and
  President of Health Policy
  Associates, Inc.,
  consultants. Mr. Isaacs'
  prior experience includes
  having served as Director
  of Columbia University
  Development Law and Policy
  Program and Professor at
  Columbia University.

William L. Koke                70  Class III   2001        2005    Common       23         None
  Private investor.                Director                         and
  Mr. Koke's prior business                                      Preferred
  experience includes having
  served as President of
  Shoreline Financial
  Consultants, Director of
  Financial Relations of
  SONAT, Inc., Treasurer of
  Ward Foods, Inc. and
  President of CFC, Inc.

Arthur S. Mehlman              63  Class II    2004        2007    Common       23        Director/
  Director of The League for       Director                         and                   Trustee of
  People with Disabilities,                                      Preferred                   the
  Inc.; Director of                                                                       registered
  University of Maryland                                                                  investment
  Foundation and University                                                               companies
  of Maryland College Park                                                               constituting
  Foundation (non-profits).                                                                 the 23
  Partner, KPMG LLP                                                                       Legg Mason
  (international accounting                                                                 Funds;
  firm) (1972-2002).                                                                       Director
  Formerly, Director of                                                                       of
  Maryland Business                                                                       Municipal
  Roundtable for Education                                                                 Mortgage
  (July 1984 - June 2002).                                                               Equity, LLC

                                                                              NUMBER
                                                                             OF ROYCE     OTHER
NAME, ADDRESS* AND                 POSITIONS  LENGTH      CURRENT             FUNDS'      PUBLIC
PRINCIPAL OCCUPATIONS                WITH     OF TIME      TERM    ELECTED  PORTFOLIOS    COMPANY
DURING PAST FIVE YEARS**      AGE  THE FUND   SERVED      EXPIRES    BY      OVERSEEN  DIRECTORSHIPS
----------------------        ---  --------   -------     -------    --      --------  -------------
David L. Meister               65  Director    1986        2005  Preferred      23         None
  Private Investor.                                                only
  Chairman and Chief
  Executive Officer of The
  Tennis Channel (June 2000
  - March 2005); Chief
  Executive Officer of
  Seniorlife.com (from
  December 1999 to May 2000).
  Mr. Meister's prior
  business experience
  includes having served as
  a consultant to the
  communications industry,
  President of Financial News
  Network, Senior Vice
  President of HBO,
  President of Time-Life
  Films and Head of
  Broadcasting for Major
  League Baseball.

G. Peter O'Brien               59   Class I    2001        2006    Common       23        Director/
  Trustee of Colgate                Director                        and                   Trustee of
  University; President of                                       Preferred                registered
  Hill House, Inc.; and                                                                   investment
  Managing Director/Equity                                                                companies
  Capital Markets Group of                                                               constituting
  Merrill Lynch & Co. (from                                                                 the 23
  1971 to 1999).                                                                          Legg Mason
                                                                                            Funds;
                                                                                          Director of
                                                                                          Renaissance
                                                                                            Capital
                                                                                           Greenwich
                                                                                             Fund;
                                                                                           Director
                                                                                              of
                                                                                          Technology
                                                                                          Investment
                                                                                           Capital
                                                                                             Corp.

----------------
 * Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
** Each of the Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O'Brien are each a member of the Fund's Audit Committee and its Nominating Committee.

AUDIT COMMITTEE REPORT

     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (the "Independent Directors"). The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman (since April 15, 2004), David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman has been designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission Regulations.

     The principal purposes of the Audit Committee are to (i) oversee the accounting and financial reporting processes of the Fund and the Fund's internal control over financial reporting; (ii) oversee the integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting, and independent audits; and (iv) be responsible for the appointment compensation, retention, and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Board of Directors has adopted an Audit Committee Charter for the Fund, which was previously filed as an Exhibit to the proxy statement filed with the Securities and Exchange Commission on behalf of the Fund on August 18, 2004.

     The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 10, 2005, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2004 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2004 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2004 Annual Report to Stockholders.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committee composed of the seven Independent Directors, namely Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman (since April 15, 2004), Meister and O'Brien. The Board of Directors has adopted a Nominating Committee Charter for the Fund, which was previously filed as an Exhibit to the proxy statement filed with the Securities and Exchange Commission on behalf of the Fund on August 18, 2004. The Nominating Committee met three times during the fiscal year ended December 31, 2004. On April 14, 2004, the Nominating Committee unanimously voted to recommend Arthur S. Mehlman for election to the Fund's Board of Directors. Mr. Mehlman was unanimously elected a Director by the Fund's full Board of Directors on April 15, 2004. As of the Record Date, the Nominating Committee has not met during 2005.

     The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential Nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an "interested person" as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange's audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund's Secretary, John E. Denneen, c/o Royce Focus Trust, Inc., 1414 Avenue of the Americas, New York, NY 10019.

     Although the Board of Directors does not have a standing compensation committee, the Independent Directors review compensation annually.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS

     During the year ended December 31, 2004, the Board of Directors held seven meetings, the Audit Committee held three meetings and the Nominating Committee held three meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board of Directors, the total number of meetings of the Audit Committee and the total number of meetings of the Nominating Committee held during that year.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS

     Effective October 1, 2004, each Independent Director receives a base fee of $3,500 per year plus $250 for each meeting of the Board of Directors attended. Prior to October 1, 2004, each Independent Director received a base fee of $2,000 per year plus $150 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2004 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2004.

                                        PENSION OR
                                        RETIREMENT                      TOTAL
                                         BENEFITS                   COMPENSATION
                                         ACCRUED     ESTIMATED      FROM THE FUND
                         AGGREGATE       AS PART      ANNUAL          AND OTHER
                       COMPENSATION      OF FUND   BENEFITS UPON     ROYCE FUNDS
NAME                   FROM THE FUND    EXPENSES    RETIREMENT    PAID TO DIRECTORS
----                   -------------    --------    ----------    -----------------
Donald R. Dwight,
   Director (1)            $2,900         None         None          $75,600
Richard M. Galkin,
  Director                  2,900         None         None           75,600
Stephen L. Isaacs,
   Director                 2,900         None         None           75,600
William L. Koke,
  Director (2)              2,900         None         None           75,600
Arthur S. Mehlman
    Director (3)            2,173         None         None           56,971
David L. Meister,
  Director                  2,900         None         None           75,600
G. Peter O'Brien,
   Director                 2,900         None         None           75,600

----------------
(1)Includes $435 from the Fund ($10,785 from the Fund and other Royce Funds) deferred during 2004 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.
(2)Includes $40,000 from other Royce Funds deferred during 2004 at the election of Mr. Koke under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.
(3)Mr. Mehlman was elected as a Director on April 15, 2004.

OFFICERS OF THE FUND

     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      ------      ----------

Charles M. Royce                             65       President      1986
  President, Member of Board of
  Managers and Chief Investment
  Officer of R&A, the Fund's
  investment adviser; Director and
  President of the Fund, RMT and
  RVT, closed-end diversified
  management investment companies
  of which R&A is the investment
  adviser; Trustee and President
  of TRF and RCF, open-end
  diversified management
  investment companies of which
  R&A is the investment adviser;
  Secretary and sole director of
  RFS, a wholly-owned subsidiary
  of R&A; managing general partner
  of RMC, the general partner of
  various private investment
  limited partnerships (until
  October 2001).

John D. Diederich                            54          Vice        1997
  Member of Board of Managers,                        President
  Chief Operating Officer (since                         and
  October 2001), Chief Financial                      Treasurer
  Officer (since March 2002) and
  Managing Director of R&A; Vice
  President and Treasurer of the
  Fund, RMT, RVT, TRF and RCF;
  Director of Administration of
  The Royce Funds; President of
  RFS.

Jack E. Fockler, Jr.                         46        Vice         1995
  Managing Director and Vice                        President
  President of R&A; Vice
  President of the Fund, RMT,
  RVT, TRF and RCF; Vice
  President of RFS.

W. Whitney George                            47        Vice         1995
  Managing Director and Vice                        President
  President of R&A; Vice President
  of the Fund, RMT, RVT, TRF and
  RCF.

NAME, ADDRESS* AND PRINCIPAL                                      OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE      OFFICE**    FUND SINCE
----------------------------------           ---      ------      ----------

Daniel A. O'Byrne                            43        Vice         1994
  Principal and Vice President of                   President
  R&A; Vice President of the Fund,
  RMT, RVT, TRF and RCF.

John E. Denneen                              38     Secretary     April 2002
  General Counsel (Deputy General                   and Chief        and
  Counsel prior to 2003),                         Legal Officer   1996-2001
  Principal, Chief Legal and
  Compliance Officer and Secretary
  of R&A (since March 2002);
  Secretary of the Fund, RMT, RVT,
  TRF and RCF (1996-2001 and since
  April 2002); Associate General
  Counsel, Principal and Chief
  Compliance Officer of R&A
  (1996-2001) and Principal of
  Credit Suisse First Boston Private
  Equity (2001-2002).

Lisa Curcio                                  45       Chief          2004
  Chief Compliance Officer of the                  Compliance
  Fund, RMT, RVT, TRF and RCF                        Officer
  (since October 2004); Compliance
  Officer of R&A (since June
  2004); Vice President, The Bank
  of New York (February 2001 - June
  2004); Director of Compliance,
  Lord Abbett (August 2000 - February
  2001); Senior Vice President,
  Lexington Asset Managers, Inc.
  (April 1985 - August 2000).
-----------------
 * The address of each officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
** Elected by and serves at the pleasure of the Board of Directors.

STOCKHOLDER COMMUNICATIONS

     Stockholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 1414 Avenue of the Americas, New York, New York 10019). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must continue to meet all the requirements of Rule 14a-8. See "Additional Information - Stockholder Proposals" herein.

DIRECTOR ATTENDANCE AT STOCKHOLDER MEETINGS

     The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Fund's Independent Directors attended the 2004 Annual Meeting of Stockholders.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year.

STOCK OWNERSHIP

     Information relating to each Director's ownership as of August 19, 2005 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director is set forth below:

-------------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR RANGE OF
                                                  SECURITIES IN ALL ROYCE FUNDS
                              AGGREGATE DOLLAR      OVERSEEN BY EACH DIRECTOR
                              RANGE OF EQUITY                IN THE
NAME                            IN THE FUND          ROYCE FAMILY OF FUNDS
-------------------------------------------------------------------------------
Interested Director:
-------------------------------------------------------------------------------
  Charles M. Royce               over $100,000           over $100,000
-------------------------------------------------------------------------------
  Mark R. Fetting              $10,001--$50,000          over $100,000
-------------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------------
  Donald R. Dwight                $1--$10,000            over $100,000
-------------------------------------------------------------------------------
  Richard M. Galkin            $10,001--$50,000          over $100,000
-------------------------------------------------------------------------------
  Stephen L. Isaacs               $1--$10,000            over $100,000
-------------------------------------------------------------------------------
  William L. Koke                 $1--$10,000            over $100,000
-------------------------------------------------------------------------------
  Arthur S. Mehlman            $10,001--$50,000          over $100,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR RANGE OF
                                                  SECURITIES IN ALL ROYCE FUNDS
                              AGGREGATE DOLLAR      OVERSEEN BY EACH DIRECTOR
                              RANGE OF EQUITY                IN THE
NAME                            IN THE FUND          ROYCE FAMILY OF FUNDS
-------------------------------------------------------------------------------
  David L. Meister                  None                 over $100,000
-------------------------------------------------------------------------------
  G. Peter O'Brien            $10,001--$50,000           over $100,000
-------------------------------------------------------------------------------

     Information regarding ownership of the Fund's shares by the Fund's Directors and officers as of the Record Date is set forth below:

                                    AMOUNT OF RECORD/BENEFICIAL
NAME AND ADDRESS* OF OWNER       OWNERSHIP OF SHARES OF COMMON STOCK
--------------------------       -----------------------------------

Interested Directors:
 Charles M. Royce                            1,645,745
 Mark R. Fetting                                 2,175
Non-Interested Directors:
 Donald R. Dwight                                  682
 Richard M. Galkin                               1,496
 Stephen L. Isaacs                                 747
 William L. Koke                                   720
 Arthur S. Mehlman                               2,427
 David L. Meister                                 None
 G. Peter O'Brien                                3,166
Interested Officers:
 John D. Diederich                              12,023
 Jack E. Fockler, Jr.                             None
 W. Whitney George                           1,188,584
 Daniel A. O'Byrne                               3,362
 John E. Denneen                                10,538
 Lisa Curcio                                      None
------------------------
* The address of each Director and officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019


     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the Record Date, all Directors and officers of the Fund as a group (15 persons) beneficially owned 2,871,665 shares of the Fund's Common Stock, constituting 21.0% of the outstanding shares, and no shares of its Preferred Stock.

     As of August 19, 2005, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

VOTE REQUIRED

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                        FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees paid to TW&B in connection with the annual audit of the Fund's financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $20,200 and $21,300, respectively, including out of pocket expenses.

AUDIT RELATED FEES

     The aggregate fees paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2003 and December 31, 2004 were $6,000 and $1,500, respectively. The audit-related services rendered by TW&B to the Fund consisted of the preparation of reports to a rating agency for the Preferred Stock.

TAX FEES

     The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $2,500 and $2,500, respectively.

ALL OTHER FEES

     The aggregate fees billed for all other non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $7,500 and $0, respectively. The non-audit services rendered by TW&B to the Fund during 2003 were in connection with the Fund's Registration Statement on Form N-2 relating to its offering of newly-issued Preferred Stock. The aggregate non-audit fees billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were $16,000 and $4,000, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of TW&B.

     The Audit Committee has determined that the preparation of the rating agency reports and services rendered with respect to the above-referenced Registration Statement is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2004. No representatives of TW&B will be present at the Meeting.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the Fund's December Audit Committee meeting, TW&B will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December Audit Committee meeting will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund's independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS

     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the

Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any matter will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

ADDRESS OF INVESTMENT ADVISER

     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY

     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2004 WAS PREVIOUSLY MAILED TO ITS STOCKHOLDERS AND THE SEMI-ANNUAL REPORT TO STOCKHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2005 WILL BE MAILED TO STOCKHOLDERS IN LATE AUGUST 2005. COPIES OF THE ANNUAL REPORT ARE AVAILABLE, AND COPIES OF THE SEMI-ANNUAL REPORT WILL BE AVAILABLE IN LATE AUGUST, UPON REQUEST, WITHOUT CHARGE, BY WRITING TO

THE FUND AT 1414 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR CALLING TOLL FREE AT 1-800-221-4268. ALL PUBLICLY RELEASED MATERIAL INFORMATION IS ALWAYS DISCLOSED BY THE FUND ON ITS WEBSITE AT WWW.ROYCEFUNDS.COM.

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 2006 Annual Meeting of Stockholders must be received by the Fund by April 28, 2006 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund's 2006 Annual Meeting of Stockholders must be in writing and received at the Fund's principal executive office between April 27, 2006 and May 27, 2006. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

PROXY DELIVERY

     If you and another shareholder share the same address, the Fund may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          John E. Denneen
                                          Secretary



Dated: August 29, 2005

                                                                       RFT-PS-05

                             ROYCE FOCUS TRUST, INC.
PROXY                                                                      PROXY
                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 19, 2005 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 29, 2005, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------              --------------------------------

------------------------------              --------------------------------

------------------------------              --------------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE FOCUS TRUST, INC.

---------------------------------------------


                                                       With-    For All
                                            For        hold     Except
                                            / /        / /       / /

1. ELECTION OF DIRECTORS

                                            Donald R. Dwight and William L. Koke

                                            INSTRUCTION: IF YOU DO NOT WISH YOUR
                                            SHARES VOTED "FOR" A PARTICULAR
                                            NOMINEE, MARK THE "FOR ALL EXCEPT"
                                            BOX AND STRIKE A LINE THROUGH THE
                                            NOMINEE'S NAME. YOUR SHARES WILL BE
                                            VOTED FOR THE REMAINING NOMINEES.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:    Mark box at the right  [ ]
                                                      if an address change
                                                      or comment has been
                                                      noted on the reverse
                                                      side of this card.

Stockholder sign here      Co-owner sign here         RECORD DATE SHARES:

-----------------          -----------------          -----------------
                                                      CONTROL NUMBER:

                                                      -----------------

                             ROYCE FOCUS TRUST, INC.
PROXY                                                                      PROXY
                        6.00% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 6.00% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 19, 2005 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 29, 2005, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------              --------------------------------

------------------------------              --------------------------------

------------------------------              --------------------------------

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE FOCUS TRUST, INC.

---------------------------------------------

                                                       With-    For All
                                            For        hold     Except
                                            / /        / /       / /

1. ELECTION OF DIRECTORS

                                            Donald R. Dwight, Stephen L. Isaacs,
                                            William L. Koke and David L. Meister

                                            INSTRUCTION: IF YOU DO NOT WISH YOUR
                                            SHARES VOTED "FOR" A PARTICULAR
                                            NOMINEE, MARK THE "FOR ALL EXCEPT"
                                            BOX AND STRIKE A LINE THROUGH THE
                                            NOMINEE'S NAME. YOUR SHARES WILL BE
                                            VOTED FOR THE REMAINING NOMINEES.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:    Mark box at the right  [ ]
                                                      if an address change
                                                      or comment has been
                                                      noted on the reverse
                                                      side of this card.

Stockholder sign here      Co-owner sign here         RECORD DATE SHARES:

-----------------          -----------------          -----------------
                                                      CONTROL NUMBER:

                                                      -----------------